Exhibit 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Birks & Mayors Inc. (the “Company”) on Form 20-F for the year ended March 25, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas A. Andruskevich, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002 that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 19, 2006

/s/ Thomas A. Andruskevich
Thomas A. Andruskevich, President and Chief Executive Officer